Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Agritech, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yau-Sing Tang, the Chief Financial Officer and Controller of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 7, 2010	/s/ Yau-Sing Tang
Yau-Sing Tang
Chief Financial Officer and Treasurer
(Principal Financial Officer)